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                                                                   EXHIBIT 23.1

                                AUDITOR'S CONSENT



We hereby consent to the incorporation by reference in this Annual Report on Form 10-KSB of MagStar Technologies, Inc. (formerly Reuter Manufacturing, Inc.), for the year ended December 31, 2001, of our report, dated March 1, 2002, appearing in the Company's 2001 Annual Report to Shareholders.




                                    /s/ VIRCHOW, KRAUSE & COMPANY, LLP



Minneapolis, Minnesota
March 1, 2002